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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         April 19, 2001
                                                     -------------------------

                               Dean Foods Company
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             (Exact name of registrant as specified in its charter)

         Delaware                    1-08262                    36-0984820
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(State or other jurisdiction    (Commission File No.)          (IRS Employer
      of incorporation)                                      Identification No.)

3600 N. River Road                Franklin Park, IL                60131
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code   (847) 678-1680
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          (Former name or former address, if changed since last report)


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Item 5 - Other Events



                     DEAN FOODS ANNOUNCES MANAGEMENT CHANGE

         Franklin Park, Illinois -- Thursday, April 19, 2001 -- Dean Foods Company (NYSE: DF) today announced that Richard E. Bailey, President and Chief Operating Officer, would resign effective April 30, 2001. In light of the previously announced merger of Dean Foods and Suiza Foods, Mr. Bailey has decided to pursue other options for future career opportunities. Howard M. Dean, Chairman and Chief Executive Officer, will assume Mr. Bailey's responsibilities. "I would like to thank Dick for his contributions and wish him well in his future endeavors," said Mr. Dean.

         Dean Foods is one of the nation's leading dairy processors and distributors producing a full line of branded and private label products, including fluid milk, ice cream and extended shelf life products, which are sold under the Dean's and other strong regional brand names. Dean Foods is the industry leader in other food products including pickles, powdered non-dairy coffee creamers, aseptically packaged foodservice products, and refrigerated dips and salad dressings.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Dean Foods Company
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                                                 (Registrant)


Date: April 19, 2001                     /s/ Barbara A. Klein
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                                              Barbara A. Klein
                                         Vice President Finance and
                                           Chief Financial Officer